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                                                                     EXHIBIT 4.4


                             TRAVELNSTORE.COM, INC.


NUMBER                                                                    SHARES
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BSE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                           INCORPORATED UNDER THE LAWS
                           OF THE STATE OF CALIFORNIA




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THIS CERTIFIES THAT
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IS THE OWNER OF
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FULLY PAID AND NONASSESSABLE SHARES, NO PAR VALUE PER SHARE, OF THE COMM0N STOCK
OF

                             TRAVELNSTORE.COM, INC.
                         (hereinafter the "Corporation")

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

TravelnStore.com, Inc.

/s/ Yula Greco                   Corporate Seal        /s/ Jim B. Tyner
--------------------------                             -------------------------
SECRETARY                                              PRESIDENT

COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY.
(JERSEY CITY, NJ)
TRANSFER AGENT

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AND REGISTRAR.

By
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AUTHORIZED OFFICER

      The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class and series of stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     -           as tenants in common

      UNIF GIFT MIN ACT -     Custodian under Uniform Gifts to Minors Act

      TEN ENT     -           as tenants by the entireties

      JT TEN      -           as joint tenants with right of survivorship  and
                              not as tenants in common

      Additional abbreviations may also be used though not in the above list.

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                                   ASSIGNMENT

      For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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                                          The signature to this assignment must
                                          correspond with the name as written
                                          NOTICE: upon the face of the
                                          certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.

                                          Signatures(s) Guaranteed:

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                                          The signatures(s) should be guaranteed
                                          by an eligible guarantor institution
                                          (banks, stockbrokers, savings and loan
                                          associations and credit unions with
                                          membership in an approved signature
                                          guarantee medallion program), pursuant
                                          to SEC Rule 17Ad-15